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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2002



                              SUSQUEHANNA MEDIA CO.
               (Exact name of registrant as specified in charter)


        Delaware                    333-80523                   23-2722964
(State of other jurisdiction      (Commission                 (IRS employer
 of incorporation)                file number)             identification  no.)

                     140 East Market Street, York, PA 17401
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (717) 848-5500


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Item 5.   Other Events

     Susquehanna Media Co. (Media) reported $71.7 million in consolidated revenues for its first quarter ended March 31, 2002. Revenues grew $4.8 million or 7% over first quarter 2001. Quarterly operating income of $12.9 million increased $6.6 million or 105% over the same quarter in 2001. Excluding the impact of Media's January 1, 2002 adoption of Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets," pursuant to which Media ceased the amortization of FCC licenses, cable franchise values and goodwill, comparable operating income increased $3.2 million or 33% over the same quarter of 2001. Adjusted EBITDA of $21.1 million was $3.1 million or 17% higher than last year.

     A conference call is scheduled to review Media's 2002 first quarter results on Thursday, May 9, 2002 at 11:00 am EDT. To participate in this conference call, please dial (877) 326-2337. The conference call ID is 7055494.

     A press release is attached as Exhibit 99.

                                     ******

     Some of the statements herein and in the attached press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than of historical facts included herein, including those regarding market trends, Media's financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media's markets), terrorist acts or adverse reactions to United States anti-terrorism activities, acquisition opportunities and Media's ability to successfully integrate acquired businesses, properties or other assets and realize the anticipated benefits of such acquisitions, expectations and estimates concerning future financial performance, financing plans, Media's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting Media's business, non-renewal of cable franchises, increases in programming costs, decreases in Media's customers advertising and changes in generally accepted accounting practices and standards, entertainment expenditures and other factors over which Media may have little or no control.

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Item 7.   Financial Statements and Exhibits

     The exhibit(s) filed herewith are set forth on the Exhibit Index hereto.

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                                  EXHIBIT INDEX
                                  -------------

     The following exhibit is filed herewith:

Exhibit No.         Description
----------          -----------

   99               Press Release dated May 6, 2002


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2002                        SUSQUEHANNA MEDIA CO.
                                              (Registrant)


                                               By: /s/ John L. Finlayson
                                                   -----------------------------
                                                   John L. Finlayson
                                                   Vice President and Principal
                                                     Financial and Accounting
                                                     Officer